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                                                                    EXHIBIT 99.9

This is the consolidated balance sheet for Southern Jersey Bancorp. All dollar amounts are in thousands.

                                                  6/30/99         6/30/98       12/31/98
ASSET
Cash and due from banks                            20,625          19,642         18,879
Interest Bearing Deposits                             450           4,000          2,450
Investment Securities Held to Maturity                  0          59,362              0

Investment Securities Available for Sale          114,148          40,393         98,974

Fair Value: Securities Held-to-Maturity
   6/30/99        0
   6/30/98   59,870
  12/31/98        0
Loan: Net of Unearned Income                      242,194         289,582        268,894
Less: Allowance for loan losses                     9,182           7,054         10,137
Net Loans                                         233,012         282,528        258,757
Federal Funds Sold                                 49,600          46,100         67,700
Bank Premises and Equipment - Net                   6,969           6,450          6,994

Other Assets                                       27,613          23,860         28,911
Total Assets                                      452,417         482,335        482,665

LIABILITIES                                       6/30/99         6/30/98       12/31/98

Deposits - Interest Bearing                       357,001         377,500        380,179
Non-Interest Bearing Deposits                      62,108          61,456         65,387
Total Deposits                                    419,109         438,956        445,566
Funds Purchased                                        --              --             --
Other Liabilities                                   5,151           5,059          5,010
Total Liabilities                                 424,260         444,015        450,576
Shareholder's Equity
Common Stock Par Value $1.67 per share
Authorized 5,000,000 shares;
Issued 1,307,683 shares                             2,184           2,129          2,184
Surplus                                             3,259           2,260          3,259
Undivided Profits                                  29,095          37,588         29,549
                                                   34,538          41,977         34,992
Less: Treasury Stock at cost
 179,602 Common Shares  6-30-99
 179,525 Common Shares  6-30-98
 180,202 Common Shares 12-31-98
                                                    3,824           3,806          3,839
                                                   30,714          38,171         31,153
Allowance for unrealized gain/losses
on Available for Sale Securities                   (2,557)            149            936

Total Shareholder's Equity                         28,157          38,320         32,089
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        452,417         482,335        482,665



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
This is the consolidated balance sheet for Southern Jersey Bancorp of Delaware, Inc. All dollar amounts are shown in thousands except for the per share data.

                                                               Six Months                  Second Quarter
INTEREST INCOME
  Int. on Securities:
   Taxable int. income                                    3,251          2,111          1,739          1,022
   Tax-Exempt int. inc                                        1            710             (1)           358
   Interest and Fees on Loans                             9,463         13,126          4,606          6,697
   Interest on Interest Bearing Deposits                     32            114              6            114

   Federal Funds Sold                                     1,752          1,184            811            657
   Lease Income                                               0              0              0              0
Total Int. Income                                        14,499         17,245          7,161          8,848

INTEREST EXPENSE
Interest on Deposit Savings                               2,548          2,757          1,291          1,379
Certificates of Deposit $100,000 and over                 1,261          2,163            593          1,106

Federal Funds Purchased                                      --             --             --             --
Other Time Deposits                                       4,626          4,235          2,360          2,117
Total Int. Expense                                        8,435          9,155          4,244          4,602

NET INTEREST INCOME                                       6,064          8,090          2,917          4,246
Provision for Loan Losses                                 1,060          2,900            494          1,700
Net Interest Income After Provision for Loan Loss         5,004          5,190          2,423          2,546


OTHER OPERATING INCOME
Service charges on deposit accounts                         865            834            432            423

  Trust Department Income                                   453            399            230            209
  Comm., collection
    Charges and fees                                        403            524            186            270
  Investment Security gains/(losses)                        553              0              0              0

Other Non-Interest Income                                     0              0              0              0
Total Other Operating Income                              2,274          1,757            848            902

OTHER OPERATING EXPENSES
  Salaries and Wages                                      2,836          2,457          1,352          1,363
  Pension and other benefits                                656            697            346            369
  Occupancy and Equipment                                 1,002            969            523            519
  FDIC Assessment                                            89             94             29             54
  Postage, stationary and supplies                          245            265            170            114

  Professional Fees                                         936            737            609            395
  Other Oper. Expen                                       1,968          2,580          1,051          1,518
Total Other Oper. Expenses                                7,732          7,799          4,080          4,332

Income Before Income Taxes                                 (454)          (852)          (809)          (884)
Applicable Income Taxes                                       0              0            (99)           (10)
NET INCOME                                                 (454)          (852)          (710)          (874)
Earnings Per Common Share                                 (0.40)         (0.76)         (0.63)         (0.72)


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
                   SOUTHERN JERSEY BANCORP OF DELAWARE, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Dollars in Thousands)

                                                                 Six Months Ended
                                                                     June 30
                                                              1999          1998
Cash Flows from Operating Activities
Net Income                                                    (454)          (852)
 Adjustments to reconcile net income to
  net cash provided by oper. activities
 Amortization of Organization Expenses                           0              0
 Depreciation of Premises and Equip.                           392            264
 Net Loan Charge-Offs                                       (2,016)        (1,082)
 Provision for Loan Losses                                   1,060          2,900
 Premium Amortization net of discount accretion                  0              0

 Gain or (Loss) on Sale of Securities                          553              0
 Gain on Other Real Estate                                       0             (3)
 Gain on Sale of Bank Premises & Equipment                       0              0
(Increase)/decrease in Other Assets                          1,298         (3,405)
Increase/(decrease) in Other Liabilities                       141           (272)
Increase/(decrease) in Borrowed Funds                            0              0
Net Cash Provided by Operating Activities                      974         (2,450)

Cash Flows from Investing Activities
  Net (increase)/decrease in Int Bearing deposits            2,000            114

  Net (increase)/decrease in federal funds sold             18,100         (5,150)

  Purchase of Investment Securities                        (65,988)       (32,390)
  Proceeds from Sale of Invest. Secur                            0              0
  Proceeds from Maturities of Invest. Securities            56,697         24,971

  (Increase)/Decrease in Loans                              26,700         15,974
  Bank Premises and Equipment                                 (315)          (361)
  Proceeds from Sale of Bank Premises and Equipment              0              0

  Proceeds from Sale of Other Real Estate                       20            155
Net Cash Used for Investing Activities                      37,214          3,313

Cash Flows from Financing Activities
  (Decrease)/Increase in Total Deposits                    (36,457)           492
  Cash Dividends                                                 0           (329)
  Purchase of Treasury Stock                                     0           (174)
  Sale of Treasury Stock                                        15            225
Net Cash Provided by Financing Activities                  (36,442)           214

Net Increase/(Decrease) in Cash and Cash Equivalents         1,746          1,077

Cash and Equivalents at the Beginning of the Year           18,879         18,565

Cash and Equivalents at End of the Quarter                  20,625         19,642

Supplementary Schedule of Non-Cash Investing
and Financing Activities Loans,
Net of Charge-Offs transferred to Other Real
Estate Owned:                                                1,026            399


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                   SOUTHERN JERSEY BANCORP OF DELAWARE, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         SIX MONTHS ENDED JUNE 30, 1999

1. Principals of Consolidation: The consolidated financial statements reflect the account of Southern Jersey Bancorp of Delaware, Inc. and its subsidiary The Farmers and Merchants National Bank of Bridgeton, after the elimination of all inter-company balances and transactions.

2. There have been no significant changes in the accounting policies of the Registrant the date the most recent annual report to security holders, nor have there occurred events which have material impact on the disclosures herein.

3. The interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented.

4. In accordance with Rule 10-01(b)(8), the unaudited interim financial statements filed under cover of Form 10-Q for June 30, 1999, reflect adjustments that are of a normal recurring nature which are, in the opinion of Management, necessary to a fair statement of the results for the interim periods presented.



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